                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SIMIONE CENTRAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [INSERT LOGO]
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 1997
                             ---------------------

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Simione Central Holdings, Inc., a Delaware corporation (the "Company"), will be held at the executive offices of the Company located at 6600 Powers Ferry Road, Atlanta, Georgia 30339 on June 21, 1997 at 10:00 A.M., Atlanta time, for the following purposes:

          1. To elect six directors for a term of one year, and until their successors shall have been elected and shall have been qualified;

          2. To amend the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's outstanding common stock, par value $.001 per share (the "Common Stock"), pursuant to which each two shares of Common Stock then outstanding will be converted into one share;

          3. To approve the Simione Central Holdings, Inc. Omnibus Equity-based Incentive Plan;

          4. To approve the Simione Central Holdings, Inc. 1997 Non-Qualified Formula Stock Option Plan;

          5. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997; and

          6. To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on May   , 1997 will
     be entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          James A. Tramonte
                                          General Counsel and Secretary

Atlanta, Georgia
June   , 1997

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ACCOMPANYING FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         SIMIONE CENTRAL HOLDINGS, INC.
                             6600 POWERS FERRY ROAD
                             ATLANTA, GEORGIA 30339

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Simione Central Holdings, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders to be held on June 21, 1997 (the "Annual Meeting"). Stockholders of record at the close of
business on May   , 1997 will be entitled to vote at the meeting.

     The cost of solicitation will be borne by the Company. The Board of Directors may use the services of the Company's directors, officers and employees to solicit proxies personally or by telephone, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred by them. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses.

     The shares represented by the accompanying proxy will be voted as directed, or, if no direction is indicated, will be voted FOR: (i) the election of the six nominees for director identified below; (ii) the approval of an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to effect a reverse stock split (the "Reverse Split") of the Company's outstanding common stock, par value $.001 per share (the "Common Stock"), pursuant to which each two shares of Common Stock then outstanding will be converted into one share; (iii) the approval of the Simione Central Holdings, Inc. Omnibus Equity-based Incentive Plan; (iv) the approval of the Simione Central Holdings, Inc. 1997 Non-Qualified Formula Stock Option Plan; and (v) the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants. Each proxy executed and returned by a stockholder may be revoked at any time thereafter by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and electing to vote in person, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. The approximate date on which the Proxy Statement and form of proxy were first sent or given to stockholders is June
     , 1997.

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, including financial statements, accompanies this Proxy Statement. Additional copies of the Annual Report on Form 10-K are available upon request.

                               VOTING SECURITIES

     The Company has set the close of business on May   , 1997 as the record
date for the purpose of determining stockholders entitled to vote at the Annual
Meeting. At the close of business on May   , 1997, the Company had outstanding
            shares of Common Stock, the only class of voting securities of the Company outstanding. Each holder of Common Stock is entitled to one vote for each share so held.

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote is required for a quorum to transact business at the Annual Meeting. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect directors. An affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for approval of the Reverse Split, and an affirmative vote of a majority of the shares present in person or represented by proxy at the Annual

Meeting and entitled to vote on the subject matter is required for approval of the other proposals set forth in this Proxy Statement. With respect to an abstention from voting on any matter, the shares will be considered present and entitled to vote at the Annual Meeting. With respect to broker non-votes, the shares will not be considered entitled to vote at the Annual Meeting for such matter.

                             HISTORY OF THE COMPANY

     Central Health Management Services, Inc. ("CHMS") was incorporated in September 1991 as a wholly-owned subsidiary of Central Health Holding Company, Inc. ("CHHC"), a home health care provider, to provide information and management support services to home health care providers. Central Health Services, Inc. ("CHS"), also a wholly-owned subsidiary of CHHC, provided similar services to home health care agencies owned by CHHC. On January 1, 1996, CHHC transferred to CHMS at book value the assets and employees related to CHS's information and certain clinical and financial support services. On January 17, 1996, CHHC completed a pro-rata distribution of the outstanding common stock of CHMS to the stockholders of CHHC. On January 18, 1996, CHMS amended its articles of incorporation to change its name to Simione Central Holding, Inc. For purposes hereof, however, Simione Central Holding, Inc. will continue to be referred to herein as CHMS.

     Subsequent to the distribution, CHMS began to actively pursue a strategy designed to enhance and expand the business solutions it could offer to home health care providers. In January 1996, CHMS acquired the home health care consulting division of Simione & Simione, CPAs ("Simione & Simione"), a provider of consulting services to the home health care industry with significant expertise in strategic planning, Medicare compliance and operational re-engineering. On October 8, 1996, CHMS and InfoMed Holdings, Inc. ("IMHI"), a publicly traded provider of information solutions for home health care providers, merged in a transaction that was accounted for as a reverse acquisition for financial reporting purposes (the "IMHI Acquisition"). In connection with the IMHI Acquisition, IMHI issued approximately 7.9 million shares of its common stock in exchange for all the outstanding common stock of CHMS, and the former stockholders of CHMS thereby acquired control of IMHI. As a result, CHMS is considered the acquiring company, and the historical financial statements of CHMS became the historical financial statements of IMHI. However, under the rules and regulations of the Securities and Exchange Commission (the "Commission"), IMHI is deemed to continue as the registrant for purposes of filing periodic reports and statements with the Commission.

     Prior to the IMHI Acquisition, shares of IMHI common stock traded on the OTC Bulletin Board under the symbol "IMHI." Effective December 19, 1996, IMHI changed its name to Simione Central Holdings, Inc. (the "Company") and changed its stock symbol to "SCHI" effective December 24, 1996. The Company currently has on file with the Commission a Registration Statement on Form S-1 (Registration No. 333-25551) for a proposed public offering (the "Offering") of its Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information at March 7, 1997 with respect to
(i) any person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) all directors of the Company, (iii) all Named Executive Officers (as defined on page 7), and (iv) all directors and executive officers as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to the shares of Common Stock, except as noted below.

                                                                SHARES BENEFICIALLY OWNED
  NAME AND ADDRESS                                            -----------------------------
OF BENEFICIAL OWNER                                           NUMBER(1)          PERCENT(2)
-------------------                                           ---------          ----------
Simione Central Holdings, Inc...............................  4,248,017             35.5%
  Profit Sharing Plan Trust
  c/o Trust Company of Knoxville, Inc.
  620 Market Street, Suite 300
  Knoxville, TN 37902
O'Donnell Davis, Inc.(3) ...................................  2,248,946             17.6
  P.O. Box 7395
  Princeton, NJ 08543
Barrett C. O'Donnell(4).....................................  2,248,946             17.6
  P.O. Box 7395
  Princeton, NJ 08543
Murali Anantharaman(5)......................................  1,915,281             15.0
  2830 Shurburne Drive
  Alpharetta, GA 30301
Gary M. Bremer(6)...........................................  1,755,804             14.3
  6600 Powers Ferry Road
  Atlanta, GA 30339
Rowan Nominees Limited(7)...................................  1,769,749             14.0
  33 King William Street
  London, EC4R 9AS
Howard B. Krone.............................................   881,244               7.4
  3633 Tuxedo Road
  Atlanta, GA 30305
William J. Simione, Jr.(8) .................................   234,817               2.0
James R. Henderson..........................................    31,548                 *
Gary W. Rasmussen(9)........................................    70,273                 *
James A. Tramonte(10).......................................    40,738                 *
Richard D. Jackson..........................................        --                --
Jay Shevins(11).............................................    64,260                 *
All directors and executive officers as a group (9
  persons)..................................................  6,304,817             45.1

---------------

  *  Less than 1%
 (1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security through any contract, arrangement, understanding, or relationship. The number of shares of Common Stock includes the number of shares of Common Stock which are subject to the exercise of options or warrants within 60 days.

 (2) Percentages were calculated based on the ratio of the number of shares of Common Stock beneficially owned by such beneficial owner as of the date of March 7, 1997 to the sum of (a) the total number of outstanding shares of Common Stock as of March 7, 1997 and (b) the number of shares of Common Stock issuable upon exercise of options or warrants held by the applicable beneficial owner exercisable within 60 days of March 7, 1997.
 (3) Includes 270,000 shares issuable upon exercise of warrants and 505,162 shares issuable upon exercise of options.
 (4) Mr. O'Donnell is a stockholder, director and officer of O'Donnell Davis, Inc. ("ODD"). Accordingly, pursuant to Rule 13d-3 under the Exchange Act, he is deemed to be an indirect beneficial owner of the Company's securities beneficially owned by ODD.
 (5) Includes 5,928 shares as to which Mr. Anantharaman has sole voting power, 39,604 shares issuable upon exercise of options, 1,088,195 shares related to Rowan Nominees Limited ("Rowan"), 100,000 shares issuable upon exercise of warrants related to EGL Holdings, Inc. ("EGL"), 619,667 shares issuable upon exercise of warrants related to Rowan, and 61,887 shares issuable upon exercise of options related to Rowan.
 (6) Includes 330,315 shares issuable upon exercise of options. Excludes any interest Mr. Bremer has in the Simione Central Holdings, Inc. Profit Sharing Plan Trust (the "Profit Sharing Plan").
 (7) Includes 619,667 shares issuable upon exercise of warrants and 61,887 shares issuable upon exercise of options.
 (8) Includes 77,073 shares issuable upon exercise of options.
 (9) Includes 5,505 shares issuable upon the exercise of options. Excludes any interest Mr. Rasmussen has in the Profit Sharing Plan.
(10) Includes 5,505 shares issuable upon the exercise of options. Excludes any interest Mr. Tramonte has in the Profit Sharing Plan.
(11) Includes 14,220 shares issuable upon exercise of options.

     For a description of a voting agreement among the Company, ODD, EGL, Mr. Anantharaman and certain of their affiliates, see "Certain Relationships and Related Transactions."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Common Stock to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock. Directors, executive officers and greater than 10% beneficial owners are required by Commission rules to furnish the Company with copies of all such reports. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations from the Company's directors and executive officers that no other reports were required, all
Section 16(a) filing requirements applicable to the Company's directors and executive officers were complied with during the year ended December 31, 1996, except that Mr. Richard D. Jackson, a director of the Company, inadvertently failed to timely file an initial statement of beneficial ownership of securities upon being elected to the Board of Directors in December 1996.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company, and their respective ages and positions, are as follows:

NAME                                         AGE   POSITION
----                                         ---   --------
Gary M. Bremer.............................  57    Chairman of the Board
James R. Henderson.........................  51    President and Chief Executive Officer and
                                                     Director
William J. Simione, Jr.....................  55    Vice Chairman of the Board and Executive
                                                     Vice President
Gary W. Rasmussen..........................  42    Chief Operating Officer
Lori Nadler Siegel.........................  33    Chief Financial Officer and Treasurer
James A. Tramonte..........................  46    General Counsel and Secretary
Murali Anantharaman(1).....................  40    Director
Richard D. Jackson(2)......................  59    Director
Barrett C. O'Donnell(1)(2).................  43    Director

---------------

(1) Member of the Audit Committee
(2) Member of the Compensation Committee

     GARY M. BREMER has served as Chairman of the Board of the Company since October 8, 1996 and served as the Company's Chief Executive Officer from October 8, 1996 to April 10, 1997. Mr. Bremer has also served as the Chairman of the Board and Chief Executive Officer of CHMS since September 1991. From 1978 until October 1996, Mr. Bremer served as President and Chief Executive Officer of CHHC and CHS. Mr. Bremer has also served as a director of the National Association for Home Care and Hospice since 1987. Mr. Bremer has 22 years of experience in the home health care industry.

     JAMES R. HENDERSON has served as Chief Executive Officer of the Company since April 10, 1997 and has served as President of the Company since October 8, 1996. Mr. Henderson has also served as the President of CHMS since September 1996 and as a director of the Company and CHMS since October 8, 1996 and December 1996, respectively. From July 1992 to November 1995, Mr. Henderson served as Executive Vice President for National Data Corporation, an information services company. From February 1991 to June 1992, he served as Executive Vice President, Worldwide Sales, Marketing and Operations, of QMS, Inc., a computer hardware company. From 1987 to January 1992, he served as Executive Vice President of Dun and Bradstreet Software Services, Inc., a client server software solutions company. Mr. Henderson has 29 years of experience in the information services industry.

     WILLIAM J. SIMIONE, JR. is a certified public accountant who has served as Vice Chairman of the Board and Executive Vice President of the Company since October 8, 1996, and has 31 years of experience in the home health care industry. From January 1996 until October 1996, Mr. Simione served as the President of Simione Central, Inc., a wholly-owned subsidiary of CHMS ("SCI"). From January 1975 until December 1995, Mr. Simione was Managing Partner of the Home Health Care Consulting Division of Simione & Simione. Since September 1995, Mr. Simione has also served as a director and an audit committee member of Personnel Group of America, Inc., a leading provider of personnel staffing and home health services.

     GARY W. RASMUSSEN is a certified public accountant who has served as Chief Operating Officer of the Company and CHMS since October 8, 1996 and June 1996, respectively. From June 1996 to October 1996, Mr. Rasmussen served as Chief Operating Officer of CHHC. He also served as Chief Financial Officer of CHHC from January 1996 to May 1996, and as Chief Financial Officer of CHS from October 1994 to December 1995. Mr. Rasmussen served as Chief Financial Officer of Surgical Health Corporation, an outpatient surgery center company, from May 1992 until September 1994, and was an Audit Partner with Ernst & Young LLP from October 1987 to May 1992.

     LORI NADLER SIEGEL is a certified public accountant who has served as the Chief Financial Officer and Treasurer of the Company and CHMS since October 8, 1996 and June 1996, respectively. From June 1996 to October 1996, Ms. Siegel served as Chief Financial Officer of CHHC. From January 1995 until May 1996, Ms. Siegel served as Assistant Vice President of Finance for CHS after holding various accounting and finance positions at CHS from July 1991 until December 1994.

     JAMES A. TRAMONTE is a certified public accountant who has served as General Counsel and Secretary of the Company since October 8, 1996 and as General Counsel of CHMS since October 1995. Mr. Tramonte has also served as Secretary of CHMS since September 1996. He previously served as General Counsel of CHHC from January 1996 to October 1996 and was Deputy General Counsel of CHS from April 1993 through December 1995. He served in the capacity of counsel with the Atlanta law firm of Glass, McCullough, Sherrill & Harrold from January 1993 to March 1993, and from 1988 through December 1992, Mr. Tramonte was a partner with the Atlanta law firm of Hurt, Richardson, Garner, Todd & Cadenhead.

     MURALI ANANTHARAMAN has served as a director of the Company since October 8, 1996. From January 1996 to October 8, 1996, Mr. Anantharaman was a director of IMHI. Mr. Anantharaman has been a partner at EGL, a venture capital firm, since 1987.

     RICHARD D. JACKSON has served as a director of the Company since December 1996. Mr. Jackson served as Vice Chairman of First Financial Management Corp., a financial services company, from January 1995 to August 1996 and as Chief Operating Officer and Senior Executive Vice President from June 1993 to December 1995. From 1990 through May 1993, he served as Vice Chairman and Chief Executive Officer of Georgia Federal Bank, Atlanta, Georgia. Mr. Jackson is currently a director of ANACOMP, Inc., a service provider to and manufacturer of micrographic machines and equipment, and of Schweitzer Mauduit International, Inc., a manufacturer of tobacco papers and wrappers.

     BARRETT C. O'DONNELL has served as a director of the Company since October 8, 1996. Mr. O'Donnell served as Chairman of the Board of IMHI from October 1992 to October 8, 1996 and as Chief Executive Officer from November 1994 to October 8, 1996. From 1978 to present, Mr. O'Donnell has been Chairman of the Board, President and Chief Executive Officer of ODD, a consulting and investment advisory services company.

                          PROPOSAL TO ELECT DIRECTORS

     The Bylaws of the Company currently provide that the Board of Directors shall determine the number of directors to serve on the Board. The Company's Board of Directors currently consists of six members. All directors are elected annually by the holders of Common Stock. Each director holds office until the next Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier resignation or removal. All of the six nominees are presently serving as directors of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election of the six nominees. In the event that any nominee is unable or declines to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the Board of Directors. The Board of Directors knows of no reason to anticipate that this will occur. Biographical information for each person nominated is set forth in "Directors and Executive Officers." The nominees for director are: Gary M. Bremer; James R. Henderson; William J. Simione, Jr.; Murali Anantharaman; Richard D. Jackson; and Barrett C. O'Donnell.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors of the Company held seven meetings during 1996. The Board of Directors has established an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee. The Audit Committee reviews the Company's accounting practices and financial results, consults with and reviews the services provided by the Company's independent accountants and reviews and approves (with the concurrence of a majority of the disinterested directors of the Company) transactions, if any, with affiliated parties. The current members of the Audit Committee are Messrs. Anantharaman and O'Donnell. The Audit Committee held two meetings during 1996. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all the executive officers of the Company, administers the Company's compensation and benefit plans, and reviews general policies relating to compensation and benefits of employees of the Company. The current members of the Compensation Committee are Messrs. Jackson and O'Donnell. The Compensation Committee did not hold any meetings during 1996. Each director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the Committees on which such director serves.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE SIX NOMINEES LISTED ABOVE AS DIRECTORS.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION SUMMARY

     The following table sets forth all compensation paid by IMHI and the Company for the years ended December 31, 1996, 1995 and 1994 to the Chief Executive Officer and to certain other most highly compensated executive officers (together, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                                                       COMPENSATION
                                        ANNUAL COMPENSATION(1)     --------------------
                                      --------------------------   NUMBER OF SECURITIES    ALL OTHER
                                              SALARY      BONUS     UNDERLYING OPTION     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     ($)         ($)          GRANTS(#)             ($)
---------------------------           ----   --------    -------   --------------------   ------------
Gary M. Bremer......................  1996   $340,000(3) $40,000         366,649            $  8,656(4)
  Chairman of the Board and former    1995         --         --              --                  --
  Chief Executive Officer(2)          1994         --         --              --                  --
Barrett C. O'Donnell................  1996         --         --         183,962             186,533(6)
  Former Chairman of the              1995         --         --          90,000             111,103(6)
  Board and Chief                     1994         --         --              --             120,170(6)
  Executive Officer of IMHI(5)
James R. Henderson..................  1996    225,000(3)      --         405,052                  --
  President and Chief                 1995         --         --              --                  --
  Executive Officer                   1994         --         --              --                  --
William J. Simione, Jr..............  1996    300,000(3)      --         121,115                  --
  Vice Chairman of the Board and      1995         --         --              --                  --
  Executive Vice President            1994         --         --              --                  --
Gary W. Rasmussen...................  1996    200,000(3)      --          49,547               4,344(4)
  Chief Operating Officer             1995         --         --              --                  --
                                      1994         --         --              --                  --

                                                                        LONG-TERM
                                                                       COMPENSATION
                                        ANNUAL COMPENSATION(1)     --------------------
                                      --------------------------   NUMBER OF SECURITIES    ALL OTHER
                                              SALARY      BONUS     UNDERLYING OPTION     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     ($)         ($)          GRANTS(#)             ($)
---------------------------           ----   --------    -------   --------------------   ------------
James A. Tramonte...................  1996    150,000(3)      --          49,547               3,794(4)
  General Counsel and                 1995         --         --              --                  --
  Secretary                           1994         --         --              --                  --
Jay Shevins.........................  1996    173,891         --              --               2,900(8)
  Former Senior                       1995    193,193      1,275              --                  --
  Vice President of IMHI(7)           1994    189,303        250          11,500               6,842(8)

---------------

(1) Does not include the value of perquisites and other personal benefits provided to the Named Executive Officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.
(2) Mr. Bremer served as Chief Executive Officer of the Company from October 8, 1996 until April 10, 1997.
(3) Represents the annualized salary the executive officer would have received had he joined the Company on January 1, 1996. Messrs. Bremer, Henderson, Simione, Rasmussen and Tramonte joined the Company on October 8, 1996. The annualized salary set forth herein is based on payments made by the registrant from October 8, 1996 until December 31, 1996.
(4) Represents life insurance and disability insurance premium payments.
(5) Mr. O'Donnell served as Chairman of the Board and Chief Executive Officer of IMHI until October 8, 1996.
(6) Represents amounts paid to ODD by IMHI and the Company for consulting and investment advisory services. Mr. O'Donnell is the Chairman of the Board, President and Chief Executive Officer and a 75% stockholder of ODD. See
    "-- Director Compensation."
(7) Mr. Shevins served as Senior Vice President of IMHI until October 8, 1996. Mr. Shevins continues to serve as Senior Vice President of InfoMed, Inc., a subsidiary of the Company.
(8) Represents reimbursements for certain medical expenses.

GRANTS OF STOCK OPTIONS

     The following table sets forth certain information with respect to individual grants of stock options by IMHI and the Company to the Named Executive Officers during the year ended December 31, 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL
                                                                                         REALIZABLE
                                                                                          VALUE AT
                                              INDIVIDUAL GRANTS                            ASSUMED
                              --------------------------------------------------       ANNUAL RATES OF
                               NUMBER OF     % OF TOTAL                                  STOCK PRICE
                              SECURITIES      OPTIONS                              APPRECIATION FOR OPTION
                              UNDERLYING     GRANTED TO    EXERCISE                        TERM(1)
                                OPTIONS     EMPLOYEE IN     PRICE     EXPIRATION   -----------------------
NAME                          GRANTED(#)    FISCAL YEAR     ($/SH)       DATE        5%($)        10%($)
----                          -----------   ------------   --------   ----------   ----------   ----------
Gary M. Bremer..............    330,315        18.09%       $ 1.58      1/18/06    $  328,219   $  831,771
                                 36,334         1.99          2.50      9/04/06        57,126      144,768
Barrett C. O'Donnell........     50,000         2.74          3.50      8/28/06       110,057      278,905
                                133,962         7.34         3.125      9/23/06       263,275      667,190
James R. Henderson..........     55,052         3.02          2.50      9/04/06        86,555      219,347
                                350,000        19.17          5.25     10/08/06     1,155,594    2,928,502
William J. Simione, Jr......     77,073         4.22          1.58      1/18/06        76,584      194,079
                                 44,042         2.41          2.50      9/04/06        69,244      175,479
Gary W. Rasmussen...........      5,505          .30          1.58      1/18/06         5,470       13,862
                                 44,042         2.41          2.50      9/04/06        69,244      175,479
James A. Tramonte...........      5,505          .30          1.58      1/18/06         5,470       13,862
                                 44,042         2.41          2.50      9/04/06        69,244      175,479
Jay Shevins.................         --           --            --           --            --           --

---------------

(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the Commission and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock. The actual value, if any, that an executive officer may ultimately realize will depend on the excess of the stock price over the exercise price on the date the stock option is exercised. Therefore, there can be no assurance that the value realized by an executive officer upon actual exercise of the stock options granted in 1996 will be at or near the Potential Realizable Value indicated in the table.

STOCK OPTION EXERCISES AND FISCAL YEAR END STOCK OPTION VALUE

     The following table sets forth information concerning the exercise of stock options and the value of unexercised stock options held at the end of the fiscal year ended December 31, 1996 by each Named Executive Officer.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUES AT DECEMBER 31, 1996

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED         VALUE OF IN-THE-MONEY
                                                               OPTIONS AT                    OPTIONS AT
                                SHARES       VALUE        DECEMBER 31, 1996(#)         DECEMBER 31, 1996($)(1)
                              ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                          EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   --------   -----------   -------------   -----------   -------------
Gary M. Bremer..............    $    --     $    --      330,315         36,334       $ 902,586      $  65,855
Barrett C. O'Donnell........         --          --      505,162             --       1,347,996             --
James R. Henderson..........         --          --           --        405,052              --         99,782
William J. Simione, Jr......         --          --       77,073         44,042         210,602         79,826
Gary W. Rasmussen...........         --          --        5,505         44,042          15,042         79,826
James A. Tramonte...........         --          --        5,505         44,042          15,042         79,826
Jay Shevins.................         --          --       14,220             --          25,087             --

---------------

(1) Dollar values were calculated by determining the difference between the fair market value of the underlying securities at year-end ($4.3125 per share) and the exercise price of the options.

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. Gary M. Bremer, its Chairman of the Board. The agreement provides for an initial base salary of $329,000 and, commencing in 1997, an annual bonus of $70,000 if the Company achieves certain financial results. In addition, Mr. Bremer receives up to $46,000 per year for certain car, membership and insurance allowances. The agreement was signed on December 10, 1996 and has an initial three year term which will renew for additional one year terms unless terminated by either party. The agreement further provides that if Mr. Bremer is terminated for any reason other than for cause (as defined in the agreement), or if Mr. Bremer terminates the agreement for good reason (as defined in the agreement), he shall be entitled to the compensation remaining under the current term of the agreement. The agreement contains non-compete provisions restricting Mr. Bremer during the term of the agreement and for one year thereafter.

     SCI has an employment agreement with Mr. William J. Simione, Jr., Vice Chairman of the Board and an Executive Vice President of the Company. The agreement provides for a base salary of $300,000 plus certain benefits and a potential bonus to be paid at the discretion of the Board of Directors. The agreement was signed on January 1, 1996 and has an initial five year term that can be renewed for additional one year terms unless terminated by either party. The agreement provides for different severance payments if there is a change in control of the Company based upon the circumstances and timing of Mr. Simione's termination of employment with respect to the change in control. The agreement also contains a non-compete provision restricting Mr. Simione during the term of the agreement and for one year thereafter.

DIRECTOR COMPENSATION

     Directors who are officers of the Company receive no additional compensation for serving on the Board of Directors. Directors who are not officers of the Company, except Messrs. Murali Anantharaman and Barrett C. O'Donnell, receive fees of $1,000, $500 and $250 for each Board, Committee and telephone meeting, respectively, attended. All directors receive reimbursement for certain expenses in connection with attendance at Board and Committee meetings. Further, upon election to the Board of Directors, each outside director will be entitled to receive an option for 10,000 shares of Common Stock with the exercise price equal to the fair market value of the Common Stock on the date of the grant and vesting in three equal annual installments. See "Proposal to Approve the Director Plan."

     The Company has a verbal consulting arrangement with ODD, a consulting and investment advisory services company, whereby ODD provides consulting services on general business operations and corporate investments and assistance with respect to merger or acquisition opportunities. Mr. O'Donnell, a director of the Company, is the Chairman of the Board, President and Chief Executive Officer and a 75% stockholder of ODD. Currently, ODD is paid $12,000 per month plus expenses for such services. The fees were determined by negotiation between the parties. The amount paid to ODD by IMHI for consulting services totaled $157,064, including expenses, in the year ended December 31, 1996. For the year ended December 31, 1996, the Company paid $43,749, including expenses, for such consulting services. See "Certain Relationships and Related Transactions."

     The Company has a consulting agreement with EGL, a venture capital firm, whereby EGL provides consulting services on general business operations and corporate investments including financial analysis, review of industry trends and assistance with respect to merger or acquisition opportunities. Mr. Anantharaman, a director of the Company, is a partner of EGL. The consulting agreement expires pursuant to its terms on June 30, 1999 and provides for a monthly consulting fee of $5,000 plus expenses. However, EGL and the Company have agreed to terminate this consulting agreement immediately prior to the consummation of the Offering. The fees were determined by negotiation between the parties. The amount paid to EGL by IMHI under the consulting agreement totaled $49,346, including expenses, in the year ended December 31, 1996. For the year ended December 31, 1996, the Company paid $15,000, including expenses, under the consulting agreement. See "Certain Relationships and Related Transactions."

     Prior to becoming a director of the Company, Mr. Richard D. Jackson was paid an aggregate of $11,000 for assistance with a series of strategic planning meetings during the summer of 1996. See "Certain Relationships and Related Transactions."

     For a description of certain options granted to certain directors of the Company, see "-- Grants of Stock Options." In addition to the option grants described in such section, options for an aggregate of 166,038 shares of Common Stock were granted to EGL by IMHI at an exercise price of $3.125 per share on September 23, 1996. Mr. Anantharaman, a director of the Company, is a partner of EGL. Additional options for 50,000 shares of Common Stock and 133,962 shares of Common Stock were granted to ODD by IMHI at an exercise price of $3.50 per share on August 28, 1996, and $3.125 per share on September 23, 1996, respectively. Mr. O'Donnell, a director of the Company, is the Chairman of the Board, President and Chief Executive Officer and a 75% stockholder of ODD.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is currently comprised of Messrs. Richard D. Jackson and Barrett C. O'Donnell. Mr. O'Donnell served as Chairman of the Board and Chief Executive Officer of IMHI from November 1994 to October 8, 1996. Mr. Jackson did not serve as an officer or employee of the Company or any of its subsidiaries during the year ended December 31, 1996. Except as set forth under "-- Director Compensation" and "Certain Relationships and Related Transactions," there were no material transactions between the Company and any of the members of the Compensation Committee during the year ended December 31, 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee consists entirely of nonemployee directors and determines the compensation paid to the Chief Executive Officer. The Compensation Committee also determines, along with the Chief Executive Officer, all compensation paid to the other executive officers of the Company. The Compensation Committee believes that for the Company to be successful long-term and for it to increase stockholder value it must be able to hire, retain, adequately compensate and financially motivate talented and ambitious executives. The Compensation Committee attempts to reward executives for both individual achievement and overall Company success.

     Executive compensation is made up of three components:

          i. Base Salary: An executive's base salary is initially determined by considering the executive's level of responsibility, prior experience and compensation history. Published salaries of executives in similar positions at other companies of comparable size (sales and/or number of employees) is also considered in establishing base salary.

          ii. Cash Bonus: The Company maintains an incentive bonus plan to provide annual cash bonuses to certain executives. Such bonuses are based, in part, on the Company's financial performance during the previous fiscal year including data in connection with earnings per share and profitability and performance as compared to the Company's approved profit plan. In addition, objective individual measures of performance compared to the individual's business unit profit performance are considered. A subjective rating of the executive's personal performance is also considered.

          iii. Stock Options: The Compensation Committee believes that the granting of stock options is directly linked to increased executive commitment and motivation and to the long-term success of the Company. The Compensation Committee thus awards stock options to certain executives. The Compensation Committee uses both subjective appraisals of the executive's performance and the Company's performance and financial success during the previous year to determine option grants.

     Mr. Gary M. Bremer, who serves as the Company's Chairman of the Board and who served as the Company's Chief Executive Officer during the year ended December 31, 1996, is paid a base salary of $329,000 pursuant to an employment agreement. See "-- Employment Agreements." The Compensation Committee also considers an annual bonus of $70,000 and stock option grants that can be awarded to Mr. Bremer. Additional compensation is based on a subjective analysis of the Company's performance and Mr. Bremer's role in generating such performance. Compensation of the chief executive officers of the Company's competitors was also considered in determining Mr. Bremer's compensation.

     It should also be noted that: (i) exceptions to the general principles stated above are made when the Compensation Committee deems them appropriate to stockholder interest; (ii) the Compensation Committee regularly considers other forms of compensation and modifications of its present policies, and will make changes as it deems appropriate; and (iii) the competitive opportunities to which the Company's executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Compensation Committee's information about such opportunities is often anecdotal.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), establishes a limit on the deductibility of annual compensation for certain executive officers that exceeds $1,000,000 per year unless certain requirements are met. The Company does not anticipate that any employee will exceed such $1,000,000 cap in the near future but will make any necessary adjustments if and when this occurs.

                                          Compensation Committee

                                          Richard D. Jackson
                                          Barrett C. O'Donnell

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph shows a comparison, since the Common Stock began trading on September 3, 1993 of cumulative total returns for the Common Stock, the Standard & Poor's SmallCap 600 Index and the Standard & Poor's Computer (Software and Services) -- Mid-Cap Index. The comparisons in this table are required by the Commission and, therefore, are not intended to forecast or be indicative of possible future performance of the Common Stock.

                                                  INDEXED RETURNS
                                                    Years Ending
                                   Base
                                  Period
Company/Index                     3Sep93  Dec93    Dec94    Dec95    Dec96
-------------                     ------  -----    -----    -----    -----
SIMIONE CENTRAL HOLDINGS INC        100    62.50    68.75    40.63   107.80
COMPUTER (SOFTWARE&SVC)-MID         100   100.68   110.57   193.46   196.20
S&P SMALLCAP 600 INDEX              100   104.04    99.07   128.76   156.21

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On February 28, 1995, IMHI entered into a settlement agreement with Mr. Frederick Neufeld, whereby Mr. Neufeld resigned as an employee, officer and director of IMHI. Pursuant to the terms of the agreement, IMHI agreed to pay Mr. Neufeld a total of $225,000 in 25 equal monthly installments of $9,000 commencing in March 1995, and to provide certain additional benefits through February 1996, and Mr. Neufeld agreed to release and surrender options to purchase 68,000 shares of the IMHI common stock. The agreement also prohibited Mr. Neufeld from competing in any business of IMHI (as such phrase is defined in the agreement) until September 1, 1996.

     On January 1, 1996, IMHI entered into a lease agreement with Gateway LLC with respect to the Company's Pompano Beach office. ODD owns 70% of Gateway LLC and more than 5% of the Company's Common Stock. In addition, Mr. Barrett C. O'Donnell, a director of the Company, is the Chairman of the Board, President and Chief Executive Officer and a 75% stockholder of ODD. Pursuant to the lease agreement, Gateway LLC leases approximately 20,291 square feet to the

Company for a term of five years that commenced on January 1, 1996. The Company has an option to renew the lease for an additional five year term. Rental payments from IMHI and the Company for the year ended December 31, 1996 totaled $272,869. The scheduled annual rental payments for the remaining term are $223,201 during year two, $233,347 during year three, $243,492 during year four and $253,638 during year five. The lease payments were determined by negotiation between the parties. The Company believes that the terms of the lease agreement are at least as favorable as could have been obtained elsewhere for similar facilities from unaffiliated third parties.

     During 1996, the Company entered into various capital lease agreements with National Leasing, Inc. Mr. Gary M. Bremer, Chairman of the Board of the Company, Mr. William J. Simione, Jr., Vice Chairman of the Board and Executive Vice President of the Company, and Mr. Gary W. Rasmussen, Chief Operating Officer of the Company, each respectively owns a 33.33% interest in National Leasing, Inc. Each lease is for a three year term and provides for an interest rate of 14%. Interest expense related to such capital leases totaled $22,215 during the year ended December 31, 1996. The terms of the various lease agreements were determined by negotiation between the parties. The Company believes that the terms of the lease agreements are at least as favorable as could have been obtained for similar assets from unaffiliated third parties.

     On January 17, 1996, the Company entered into a lease agreement with S&S Realty with respect to the Company's Hamden, Connecticut office. Mr. Simione owns 45% of S&S Realty. Pursuant to the lease agreement, S&S Realty leases approximately 6,500 square feet to the Company on a month-to-month basis. Rental payments for the year ended December 31, 1996 totaled $112,539. The scheduled annual rental payments for the remaining term are $10,833 per month. The lease payments were determined by negotiation between the parties.

     The Named Executive Officers listed below entered into promissory notes in the amounts listed below in connection with money borrowed from the Company for the purchase of Common Stock. Each promissory note was dated March 5, 1996 with all principal and interest (5.05% per annum) due on December 5, 1996. Each such promissory note was paid in full except for the promissory note of Mr. Bremer, which has a current outstanding principal balance of $850,000 and has been extended until such time as Mr. Bremer no longer personally guarantees $1.5 million of the Company's $2.5 million credit facility. The Company's $2.5 million credit facility is secured by the pledge of a $1 million certificate of deposit of the Company. Pursuant to an agreement among Mr. Bremer and other stockholders of the Company, any liability of Mr. Bremer as a result of calls on Mr. Bremer's guarantee will be shared equally by Mr. Bremer, ODD and EGL.

Gary M. Bremer..............................................  $900,000
William J. Simione, Jr......................................  $225,000
Gary W. Rasmussen...........................................  $ 90,000

     On October 7, 1996 and as a condition to the consummation of the IMHI Acquisition, EGL and ODD (each an "Investor"), Mr. Anantharaman and certain other holders of shares of IMHI Preferred Stock entered into an agreement with IMHI (the "Preferred Stock Agreement"). Pursuant to the Preferred Stock Agreement, such holders agreed to exchange all of their respective shares of Preferred Stock for Common Stock based on a conversion price of $2.00 per share. In addition, such holders received shares of Company Common Stock in lieu of cash dividends that were payable on their respective shares of Preferred Stock. Mr. Anantharaman is a partner in EGL. EGL is an affiliate of Rowan, which is a more than 5% beneficial owner of the Common Stock. Mr. O'Donnell is a director and officer of ODD. ODD is also a more than 5% beneficial owner of the Common Stock. In connection with the Preferred Stock Agreement (i) Rowan received approximately 967,100 shares of Common Stock, (ii) ODD received approximately 530,700 shares of Common Stock, and (iii) Mr. Anantharaman received approximately 2,000 shares of Common Stock.

     In addition, the Preferred Stock Agreement entitles an Investor, as long as such Investor and its affiliates own 5% or more of the Common Stock, to designate through the second anniversary of the IMHI Acquisition, one person reasonably acceptable to the Company's Board of Directors to serve as a director of the Company, and the Company shall use all reasonable efforts to cause the election of such designees. Furthermore, EGL and ODD and their respective affiliates agreed to be present, in person or by proxy, at every stockholder meeting and to vote in favor of all nominees to the Company's Board of Directors as approved by such Board, provided EGL's and ODD's designees are included with such nominees. Currently, Mr. Anantharaman is EGL's designee and Mr. O'Donnell is ODD's designee to the Board of Directors.

     On November 1, 1996, SCI entered into various information, support and management service agreements (the "Columbia Agreements") with certain affiliates of Columbia/HCA Healthcare Corporation ("Columbia/HCA"). As part of the negotiation of the Columbia Agreements, Columbia/ HCA required that SCI guarantee certain indemnity obligations of the former stockholders of CHHC, including Mr. Bremer, to those Columbia/HCA affiliates (the "Guaranty") for potential liabilities relating to the Central Health Holding Company Employee Stock Ownership Plan Trust (the "Plan") or its participants, including potential liabilities resulting from the ongoing investigation of the Plan by the Department of Labor and the Internal Revenue Service audit of certain issues related to the Plan. Also, on November 1, 1996, the Plan was converted into the Profit Sharing Plan and sponsorship of the Plan was transferred from CHHC to the Company. Under the terms of the Guaranty, SCI guarantees Columbia/HCA against losses arising from: (i) Plan losses arising from a fiduciary breach, prohibited transaction or other violation of law relating to the Plan; or (ii) liabilities related to the Plan which are not paid by the former stockholders of CHHC other than the Plan, but only to the extent losses are not recovered by Columbia/HCA through other indemnity provisions of the stock purchase agreement. Columbia/HCA's other sources of potential recovery include amounts accrued on CHHC's closing balance sheet at the time of sale and escrow accounts established for the benefit of Columbia/HCA by the former stockholders of CHHC. SCI's maximum liability under the Guaranty is limited to $20 million for obligations arising before November 1, 1997, $17.5 million for obligations arising before November 1, 1998, $15 million for obligations arising before November 1, 1999, $15 million for obligations arising before November 1, 2000 and $0 thereafter. At no time during the term of the Guaranty shall SCI's liability exceed $20 million in the aggregate. Pursuant to the Guaranty, SCI agreed that on each date that a guaranteed obligation is required to be paid to Columbia/HCA, SCI shall grant Columbia/ HCA a security interest equal to the amount of the guaranteed obligation in all SCI's accounts receivable. SCI also granted to Columbia/HCA and the parties to the Columbia Agreements the right to offset any liability arising under the Guaranty against any payments due from such parties to SCI for information, management and support services. At December 31, 1996, no claims had been made under the Guaranty and currently the Company does not anticipate incurring any losses associated with the Guaranty.

     Mr. G. Blake Bremer, the son of Mr. Bremer, is currently serving as an Assistant Vice President of the Company. As compensation for his services, Mr. Blake Bremer is expected to be paid approximately $100,000 in 1997. Ms. Lori Yawn Ferrero, the Company's Director of Human Resources, and Ms. Martha Elizabeth Cavaiani, the Director of Marketing of the Company, are the sisters-in-law of Mr. Gary M. Bremer. Ms. Ferrero and Ms. Cavaiani are each expected to be paid approximately $83,200 and $82,600, respectively, in 1997 for their services. In addition, Mr. William J. Simione, III, the son of Mr. Simione, is currently serving as a Consulting Manager of the Company. As compensation for his services, Mr. William J. Simione, III is expected to be paid approximately $69,000 in 1997.

     Mr. Jay Shevins served as a Senior Vice President of IMHI until October 8, 1996 and is presently serving as the Senior Vice President of InfoMed, Inc. On September 9, 1994, Mr. Shevins entered into a severance agreement with IMHI pursuant to which he will receive the equivalent of one years' salary if his employment is terminated for any reason other than gross negligence or a breach of fiduciary duty.

     For a description of consulting agreements between the Company and certain directors, see "Compensation of Executive Officers and Directors -- Director Compensation."

                 PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
       INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK

     The Board of Directors has unanimously adopted a resolution declaring the advisability of, and submits to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split of the outstanding Common Stock, pursuant to which each two shares of Common Stock then outstanding will be automatically converted into one share (the "Reverse Split") without any action on the part of the holder.

     Consummation of the Reverse Split will not change the number of shares of Common Stock authorized by the Company's Certificate of Incorporation, which will remain at 20,000,000 shares, or the par value of the Common Stock per share. The Reverse Split will become effective as of 5:00 P.M., Atlanta time (the "Effective Date"), on the date that the certificate of amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of Delaware. It is anticipated that the Effective Date for the Reverse Split will be on or about the date that the Company's registration statement for the Offering is declared effective by the Commission. If, for any reason the Board of Directors deems it advisable to abandon the proposed Reverse Split, the proposed Reverse Split may be abandoned by the Board of Directors at any time before the Effective Date, whether before or after the Annual Meeting (even if such proposal has been approved by the stockholders).

     The text of the proposed amendment to the Company's Certificate of Incorporation implementing the Reverse Split, is attached hereto as Exhibit A and is hereby incorporated herein by reference.

     In lieu of issuing less than one whole share resulting from the Reverse Split to holders of an odd number of shares, the Company will determine the fair value of each outstanding share of Common Stock held on the Effective Date of the Reverse Split (the "Fractional Share Purchase Price"). The Company currently anticipates that the Fractional Share Purchase Price will be based on the average daily closing bid price per share of the Common Stock as reported by the OTC Bulletin Board for the ten (10) trading days immediately preceding the Effective Date. In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the average daily closing bid price of the Common Stock over a shorter or longer period not exceeding thirty (30) trading days. Stockholders who hold an odd number of shares on the Effective Date will be entitled to receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the relevant portion of the Fractional Share Purchase Price.

     As soon as practical after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of Common Stock (plus the relevant portion of the Fractional Share Purchase Price, if any) into which the shares of Common Stock have been converted as a result of the Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See "-- Exchange of Stock Certificates."

     Effect of the Reverse Split. As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the Effective Date will be equal to the number of shares of Common Stock held immediately prior to the Effective Date divided by two, plus cash in lieu of any fractional share. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The shares of Common Stock resulting from the Reverse Split will be fully paid and nonassessable. The voting rights and other rights and privileges of the holders of Common Stock will not be affected by the adoption or the implementation of the Reverse Split. Each stockholder on the Effective Date will continue as a stockholder with respect to the shares resulting from the Reverse Split. Each such stockholder will continue to share in the Company's assets, earnings or profits, if any, to the extent of each such stockholder's ownership of Common Stock following the Reverse Split.

     The Company's Certificate of Incorporation currently authorizes the issuance of 20,000,000 shares of Common Stock. The authorized Common Stock will
not be changed by reason of the Reverse Split. As of May   , 1997, the number of
outstanding shares of Common Stock was           shares. As a result of the
Reverse Split, the number of outstanding shares of Common Stock as of May   ,
1997 would be reduced to approximately           shares. An additional 1,950,000
shares (post-Reverse Split) would be issued by the Company upon the successful completion of the Offering.

     The Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act. The Company has filed an application to have its Common Stock traded on the Nasdaq National Market. The Reverse Split is not expected to adversely affect the eligibility of the Common Stock to be traded on the Nasdaq National Market.

     The par value of the Common Stock will remain at $.001 per share following the Effective Date of the Reverse Split, and the number of shares of Common Stock issued will be reduced. As a consequence, the aggregate par value of the issued Common Stock will be reduced. The resolutions adopted by the Board of Directors approving the Reverse Split provide that this increase in capital in excess of par value will be transferred from capital to surplus, which additional surplus could be distributed to stockholders as dividends or used by the Company to repurchase outstanding Common Stock. The Company currently has no plans to use any surplus so created to pay any such dividend or to repurchase shares.

     The increase in the authorized but unissued number of shares of Common Stock affected by the Reverse Split could have an anti-takeover effect. Common Stock could, within the limits imposed by applicable law, be issued by the Company in one or more transactions which would make more difficult, and therefore less likely, a takeover of the Company. Any such issuance of additional Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

     Upon consummation of the Reverse Split, the total number of shares currently reserved for grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock options would be increased proportionately. Similarly, the total number of shares issuable upon exercise of warrants granted by the Company would be decreased proportionately and the cash consideration payable per share upon exercise of the warrants would increase proportionately.

     Dissenting stockholders have no appraisal rights under Delaware law or the Company's Certificate of Incorporation with respect to the Reverse Split.

     Purpose of the Reverse Split. The Board of Directors believes that a decrease in the number of authorized and outstanding shares of Common Stock, without any material alteration of the proportionate economic interest in the Company held by individual stockholders, may increase the trading price of the outstanding shares to a price more appropriate for a Nasdaq National Market security and thereby facilitates the Offering, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split.

     Additionally, the Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock, including the Common Stock to be sold in the Offering, because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. The underwriters in the Offering have indicated to the Company that certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by the Reverse Split.

     The Board of Directors believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed Reverse Split and the resulting anticipated increased price level will encourage greater interest in the Common Stock by the financial community and the investing public and possibly facilitate the completion of the Offering and promote greater liquidity for the holders of the Common Stock. It is possible, however, that liquidity could be affected adversely by the reduced number of shares outstanding after the Reverse Split. Although any increase in the market price of the Common Stock resulting from the Reverse Split may be proportionately less than the decrease in the number of shares outstanding, the proposed Reverse Split could result in a market price for the shares that would be high enough to overcome the reluctance, policies and practices of brokerage houses and investors referred to above and to diminish the adverse impact of correspondingly high trading commissions on the market for the shares.

     There can be no assurances, however, that the foregoing effects will occur or that the market price of the Common Stock immediately after implementation of the proposed Reverse Split will be maintained for any period of time, or that such market price will approximate two times the market price before the proposed Reverse Split.

     Exchange of Stock Certificates. If the Board of Directors determines to consummate the Reverse Split, as soon as practicable after the Effective Date, the Company will send letters of transmittal to all stockholders of record on the Effective Date for use in transmitting stock certificates ("Old Certificates") to the Company's exchange agent.

     Upon proper completion and execution of the letter of transmittal and return thereof to the exchange agent, together with Old Certificates, holders of record will receive certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the Reverse Split). Until surrendered, each outstanding Old Certificate held by a stockholder shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the Reverse Split).

     No service charges will be payable by stockholders in connection with the exchange of certificates, all expenses of which will be borne by the Company.

     Federal Income Tax Consequences on the Reverse Split. The following discussion describes certain federal income tax consequences of the Reverse Split to stockholders who are citizens or residents of the United States, other than stockholders who received their Common Stock as compensation. The consequences for each stockholder will be governed by the specific facts and circumstances pertaining to his acquisition and ownership of Common Stock. Thus, the Company recommends that each stockholder consult with his tax advisor concerning his own personal tax situation. In general, the federal income tax consequences of the proposed Reverse Split will vary among stockholders depending upon whether they receive the Fractional Share Purchase Price or solely New Certificates in exchange for Old Certificates. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. The Company, however, believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Split probably will have the following federal income tax effects:

          1. A stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

          2. A stockholder who receives a portion of the Fractional Share Purchase Price as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the Fractional Share, as provided in Section 302(a) of the Code. Each affected stockholder will be required to consult such stockholder's own tax advisor for the tax effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

          3. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and the Company will not recognize any gain or loss as a result of the Reverse Split.

     Recommendation and Vote. The Reverse Split must be approved by the holders of a majority of the outstanding Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE REVERSE SPLIT.

                     PROPOSAL TO APPROVE THE INCENTIVE PLAN

     The Company maintains the 1997 Omnibus Equity-based Incentive Plan (the "Incentive Plan") attached hereto as Exhibit B and is hereby incorporated herein by reference. The Incentive Plan provides the Company with increased flexibility to grant equity-based compensation to key employees, officers, directors and consultants of the Company or an affiliate. The Board of Directors has reserved 500,000 shares of Common Stock for issuance pursuant to awards that may be made under the Incentive Plan, subject to adjustment as provided therein. The number of shares of Common Stock associated with any forfeited Stock Incentive (as defined below) are added back to the number of shares that can be issued under the Incentive Plan. The last reported closing bid price per share of Common
Stock was $  as of June   , 1997.

     The Incentive Plan is subject to approval of the stockholders within twelve months after adoption of the Incentive Plan. The Incentive Plan was adopted by the Board of Directors on March 26, 1997.

     Awards under the Incentive Plan will be determined by the Compensation Committee of the Board of Directors. The Incentive Plan permits the Compensation Committee to make awards of a variety of equity-based incentives, including stock awards, incentive stock options and non-qualified stock options to purchase shares of Common Stock, stock appreciation rights, phantom shares, performance unit appreciation rights, and dividend equivalent rights
(collectively, "Stock Incentives"). As of June   , 1997, the Compensation
Committee had not made any awards of Stock Incentives. Any Stock Incentives
granted after June   , 1997 will be void if stockholder approval of the
Incentive Plan is not obtained.

     The number of shares of Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted shall be determined by the Compensation Committee, subject to the provisions of the Incentive Plan. Stock Incentives issuable may be made exercisable or settled at such prices and may be made forfeitable or terminable under such terms as are established by the Compensation Committee, to the extent not otherwise inconsistent with the terms of the Incentive Plan. Each Stock Incentive will be evidenced by a Stock Incentive Agreement or made subject to the terms of a Stock Incentive Program, each containing terms and restrictions as the Compensation

Committee may deem appropriate. No participant, however, may be granted during any one year period rights to shares of Common Stock under options and stock appreciation rights which, in the aggregate, exceed 200,000 shares of Common Stock.

     The Incentive Plan allows for the grant of incentive stock options and non-qualified stock options. The Compensation Committee will determine whether an option is an incentive stock option or a non-qualified stock option at the time the option is granted. The exercise price of an option is established by the Compensation Committee. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant controls more than 10% of the voting power of the Company or a subsidiary). Non-qualified stock options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded. The Compensation Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld.

     The term of an option will be specified in the applicable Stock Incentive Agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who controls more than 10% of the voting power of the Company or a subsidiary will not be exercisable after the expiration of five years after the date the option is granted. Subject to any further limitations in a Stock Incentive Agreement, in the event of a participant's termination of employment, an incentive stock option will become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year will be substituted for the three-month period.

     Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Compensation Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Compensation Committee with respect to any particular award.

     The Compensation Committee may grant shares of Common Stock to a participant as stock awards, subject to such restrictions and conditions, if any, as the Compensation Committee may determine. Dividend equivalent rights, performance units and phantom shares may be granted in such numbers or units and may be subject to such conditions or restrictions as the Compensation Committee may determine and will be payable in cash or shares of Common Stock, as the Compensation Committee may determine. The Compensation Committee may make cash awards designed to cover tax obligations of employees that result from the receipt or exercise of a Stock Incentive.

     Stock Incentives generally are not transferable or assignable during a holder's lifetime. However, Stock Incentives may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Compensation Committee's discretion, Stock Incentives that are subject to termination upon termination of employment may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive Agreement and to the provisions of the Incentive Plan.

     The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company. In the event of certain corporate reorganizations, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Compensation Committee, provided such adjustment is not inconsistent with the terms of the Incentive Plan or any agreement reflecting the terms of a Stock Incentive.

     Although the Incentive Plan may be amended by the Board of Directors without stockholder approval, the Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of a Stock Incentive without the holder's consent.

     A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time a participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

     A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. A participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If a participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is issued to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If a participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If a participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

     A participant generally will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit appreciation right or phantom share (an "Equity Incentive"). At the time a participant receives payment under any Equity Incentive, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if such award is not transferrable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Code. However, when the shares of Common Stock that are subject to the stock award become transferrable by the participant and are no longer subject to a substantial risk of forfeiture, a participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award that is subject to a substantial risk of forfeiture, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at the time of grant and the Company also will be entitled to a corresponding deduction at that time.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE INCENTIVE PLAN.

                     PROPOSAL TO APPROVE THE DIRECTOR PLAN

     The Company maintains the Simione Central Holdings, Inc. 1997 Non-Qualified Formula Stock Option Plan (the "Director Plan") attached hereto as Exhibit C and is hereby incorporated herein by reference. The Board of Directors has reserved 50,000 shares of Common Stock for issuance pursuant to awards that may be made under the Director Plan subject to adjustment as provided therein. The number of shares of Common Stock associated with any forfeited option are added back to the number of shares that can be issued under the Director Plan. The last reported closing bid price per share of Common Stock was $ as of June , 1997.

     The awards under the Director Plan are determined by the express terms of the Director Plan. The Director Plan will be administered by a committee (the "Committee"), the members of which are appointed by the Board of Directors. The Committee will consist of at least one or more members of the Board of Directors who will not receive a grant of an option under the Director Plan and who are not currently eligible to receive a grant of an option under the Director Plan. The members of the Committee are currently Mr. James R. Henderson and Mr. William J. Simione, Jr. The Committee will have the authority in its sole discretion to interpret the Director Plan, to grant options under and accordance with the provisions of the Director Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Director Plan.

     Only nonemployee directors of the Company are eligible to participate in the Director Plan. Mr. Richard D. Jackson is the only director currently eligible to participate in the Director Plan. The Director Plan contemplates awards that are granted upon a nonemployee director's initial appointment to the Board of Directors providing an option to purchase 10,000 shares of Common Stock at a price per share exercise price equal to the then fair market value of a share of Common Stock. Each option granted pursuant to the Director Plan will be authorized by the Committee, will be evidenced by an agreement, and will be subject to additional terms as set forth in the agreement. Upon his initial appointment to the Board of Directors in December 1996, Mr. Jackson was granted an option to purchase 10,000 shares of Common Stock at an exercise price of $4.44 per share that has been authorized by the Committee, and is evidenced by and subject to an agreement.

     The Director Plan was effective on January 1, 1997 and will continue to be effective until ten years after the earlier of the effective date of the Director Plan or the date the stockholders approve the Director Plan, unless sooner terminated by the Board of Directors.

     The number of shares of Common Stock reserved for issuance upon exercise of options granted under the Director Plan, the number of shares of Common Stock subject to outstanding options and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event, effective without receipt of consideration. The number of shares of stock subject to options granted in connection with initial appointments are also subject to adjustment in such events. In the event of certain corporate reorganizations and similar events, the options may be adjusted or, with regard to vested options, cashed out depending upon the nature of the event. As of June
  , 1997, options for        shares of Common Stock have been granted under the
Director Plan.

     A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time a participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE DIRECTOR PLAN.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Effective January 23, 1997, the Company appointed Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended December 31, 1996 and replaced Arthur Andersen LLP. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company acting pursuant to authority granted by the Board of Directors.

     Arthur Andersen LLP's reports on IMHI's Financial Statements for the three years ended June 30, 1996 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the last three fiscal years ended June 30, 1996, there were no disagreements between IMHI and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to IMHI during the last three fiscal years or in the subsequent interim period to the date hereof.

     During the last three fiscal years and subsequent interim period to the date hereof, the Company did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     The Board of Directors has selected the firm of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     The affirmative vote of a majority of the shares entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present at the Annual Meeting, is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgement.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to
          , 1998 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with the 1998 Annual Meeting.

                                          By Order of the Board of Directors,

                                          James A. Tramonte
                                          General Counsel and Secretary

Atlanta, Georgia
June   , 1997

                                                                       EXHIBIT A

                     PROPOSED RESOLUTION FOR THE AMENDMENT
                 TO THE COMPANY'S CERTIFICATE OF INCORPORATION

     NOW THEREFORE BE IT RESOLVED, that an amendment to the Certificate of Incorporation of the Corporation (the "Amendment") to effect a reverse stock split (the "Reverse Split") of the outstanding Common Stock pursuant to which each two shares currently outstanding will be converted into one share be, and it hereby is, approved and adopted, by adding the following to the end of
Article III Section 2:

        "As of 5:00 P.M., Atlanta time, on the date on which the Certificate of Amendment reflecting this amendment is filed with the Secretary of State of the State of Delaware (the "Effective Time"), each TWO outstanding shares of Common Stock, par value $.001 per share ("Old Common Stock"), shall thereupon be reclassified and changed into ONE share of Common Stock, par value $.001 per share. Upon such Effective Time, each holder of Old Common Stock shall thereupon automatically be and become the holder of ONE share of Common Stock for every TWO shares of Old Common Stock then held by such holder immediately prior thereto. Upon such Effective Time, each certificate formerly representing a stated number of shares of Old Common Stock shall thereupon be deemed for all corporate purposes to evidence ownership of Common Stock in the appropriately reduced whole number of shares. As soon as practicable after such Effective Time, stockholders as of the date of the reclassification will be notified thereof and, upon their delivery of their certificates of Old Common Stock to the Company or its designated agent, will be sent stock certificates representing their shares of Common Stock, rounded down to the nearest whole number, together with cash representing the fair value of such holder's fractional shares of Old Common Stock. No scrip or fractional share certificates for Common Stock will be issued in connection with this reverse stock split. This amendment shall not effect any change in the authorized number or par value of the shares of Common Stock. Except as specifically provided in this paragraph, references to Common Stock in the Certificate of Incorporation shall be deemed to include Old Common Stock unless the context otherwise requires."

                                                                       EXHIBIT B

                         SIMIONE CENTRAL HOLDINGS, INC.

                      OMNIBUS EQUITY-BASED INCENTIVE PLAN

                         SIMIONE CENTRAL HOLDINGS, INC.

                      OMNIBUS EQUITY-BASED INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
SECTION 1  DEFINITIONS.................................................    1
      1.1  Definitions.................................................    1

SECTION 2  THE STOCK INCENTIVE PLAN....................................    2
      2.1  Purpose of the Plan.........................................    2

      2.2  Stock Subject to the Plan...................................    2

      2.3  Administration of the Plan..................................    3

      2.4  Eligibility and Limits......................................    3

SECTION 3  TERMS OF STOCK INCENTIVES...................................    3
      3.1  Terms and Conditions of All Stock Incentives................    3

      3.2  Terms and Conditions of Options.............................    4

           (a)  Option Price...........................................    4
           (b)  Option Term............................................    4
           (c)  Payment................................................    4
           (d)  Conditions to the Exercise of an Option................    5
           (e)  Termination of Incentive Stock Option..................    5
           (f)  Special Provisions for Certain Substitute Options......    5
      3.3  Terms and Conditions of Stock Appreciation Rights...........    5

           (a)  Settlement.............................................    5
           (b)  Conditions to Exercise.................................    6
      3.4  Terms and Conditions of Stock Awards........................    6

      3.5  Terms and Conditions of Dividend Equivalent Rights..........    6

           (a)  Payment................................................    6
           (b)  Conditions to Payment..................................    6
      3.6  Terms and Conditions of Performance Unit Awards.............    6

           (a)  Payment................................................    6
           (b)  Conditions to Payment..................................    6
      3.7  Terms and Conditions of Phantom Shares......................    6

           (a)  Payment................................................    7
           (b)  Conditions to Payment..................................    7
      3.8  Treatment of Awards Upon Termination of Employment..........    7

SECTION 4  RESTRICTIONS ON STOCK.......................................    7
      4.1  Escrow of Shares............................................    7

      4.1  Restrictions on Transfer....................................    7

SECTION 5  GENERAL PROVISIONS..........................................    8
      5.1  Withholding.................................................    8

      5.2  Changes in Capitalization; Merger; Liquidation..............    8

      5.3  Cash Awards.................................................    9

      5.4  Compliance with Code........................................    9

      5.5  Right to Terminate Employment...............................    9

      5.6  Non-alienation of Benefits..................................    9

      5.7  Restrictions on Delivery and Sales of Shares; Legends.......    9

      5.8  Termination and Amendment of the Plan.......................    9

      5.9  Stockholder Approval........................................    9

     5.10  Choice of Law...............................................   10

     5.11  Effective Date of Plan......................................   10

                         SIMIONE CENTRAL HOLDINGS, INC.

                      OMNIBUS EQUITY-BASED INCENTIVE PLAN

                                   SECTION 1

                                  DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a) "Board of Directors" means the board of directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the committee appointed by the Board of Directors to administer the Plan.

          (d) "Company" means Simione Central Holdings, Inc., a Delaware corporation.

          (e) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Committee and shall be supported by advice of a physician competent in the area to which such Disability relates.

          (f) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

          (g) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Plan Section 3.5

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (i) "Exercise Price" means the price per share of Stock purchasable under any Option.

          (j) "Fair Market Value" with regard to a date means (1) the closing price at which Stock shall have been sold on the last trading date prior to that date as reported by the Nasdaq Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal, (2) if Stock is not traded on a securities exchange, but is reported by the Nasdaq Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for the last business day prior to that date as published in The Wall Street Journal, (3) if such market information is not published on a regular basis, the average of the high bid and low asked prices of Stock in the over-the-counter market on the last business day prior to that date, as reported by the Nasdaq Stock Market, or, if not so reported, by a generally accepted reporting service, or (4) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

          (k) "Option" means a non-qualified stock option or an incentive stock option.

          (l) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (m) "Participant" means an individual who receives a Stock Incentive hereunder.

          (n) "Performance Unit Award" refers to a performance unit award described in Plan Section 3.6.

          (o) "Phantom Shares" refers to the rights described in Plan Section
     3.7.

          (p) "Plan" means the Simione Central Holdings, Inc. Omnibus Equity-based Incentive Plan.

          (q) "Stock" means the Company's common stock, no par value.

          (r) "Stock Appreciation Right" means a stock appreciation right described in Plan Section 3.3.

          (s) "Stock Award" means a stock award described in Plan Section 3.4.

          (t) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (u) "Stock Incentive Program" means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under terms, conditions and restrictions set forth in such written program.

          (v) "Stock Incentives" means, collectively, Dividend Equivalent Rights, Options, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards.

          (w) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to incentive stock options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (x) "Termination of Employment" means the termination of the employee-employer relationship between a Participant and the Company and its affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

                                   SECTION 2

                            THE STOCK INCENTIVE PLAN

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, key employees, consultants, and directors of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, key employees, consultants, and directors by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining key personnel.

     2.2 Stock Subject to the Plan.  Subject to adjustment in accordance with
Section 5.2, 500,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to

Stock Incentives, all or any portion of which may be issued pursuant to Options. At no time shall the Company have outstanding Stock Incentives subject to
Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares; for this purpose, the outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives shall be computed in accordance with Rule 16b-3(a)(1) as promulgated under the Exchange Act. To the extent permitted by Rule 16b-3(a)(1) as promulgated under the Exchange Act, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.3 Administration of the Plan. The Plan shall be administered by the Committee, which shall be comprised of at least two members of the Board of Directors who may be "outside directors" within the meaning of Code Section 162(m) and the regulations thereunder. The Committee shall have full authority in its discretion to determine the officers, key employees, consultants, and directors of the Company or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements or Stock Incentive Programs and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants. The Committee may delegate to any member of the Board of Directors or officer of the Company the administrative authority to (a) interpret the provisions of the Plan, any Stock Incentive Agreement or any Stock Incentive Program; and (b) determine the treatment of Stock Incentives upon a Termination of Employment, as contemplated in Plan Section 3.8.

     2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, key employees, consultants, and directors of the Company, or any affiliate of the Company; that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded shall be treated as non-qualified stock option(s).

                                   SECTION 3

                           TERMS OF STOCK INCENTIVES

     3.1 Terms and Conditions of All Stock Incentives. (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights described in the following sentence. To the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any one year period to any employee shall not exceed 200,000.

     (b) Each Stock Incentive shall either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, or, except for Options or Stock Appreciation Rights, be made subject to the terms of a

Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Incentive Agreement or Stock Incentive Program shall be subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan shall be null and void.

     (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

     (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

     (e) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution. Stock Incentives shall be exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.

     3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an incentive stock option described in Code Section 422 or a non-qualified stock option, and the Option shall be clearly identified as to its status as an incentive stock option or a non-qualified stock option. Incentive stock options may only be granted to employees of the Company or any Subsidiary. At the time any incentive stock option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

     (a) Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the Exercise Price under (i) any non-qualified stock option shall be as set forth in the applicable Stock Incentive Agreement which may be Fair Market Value on the date of grant or less than or greater than such Fair Market Value; and (ii) any incentive stock option shall be as set forth in the applicable Stock Incentive Agreement, but in no event shall it be less than the Fair Market Value on the date the incentive stock option is granted. With respect to each grant of an incentive stock option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

     (b) Option Term. Any incentive stock option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten
(10) years after the date the Option is granted. Any incentive stock option granted to a Participant who is an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted. The term of any non-qualified stock option shall be as specified in the applicable Stock Incentive Agreement.

     (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement, including, but not limited to, (i) cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (iii) in a cashless exercise through a broker; or (iv) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. If a Stock Incentive Agreement so provides, the Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement. Any such new Option shall be subject to the terms and conditions of the Stock Incentive Agreement pursuant to which such new Option is granted. Payment of the Exercise Price shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

     (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

     (e) Termination of Incentive Stock Option. With respect to an incentive stock option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.

     (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right shall entitle the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, shall be not less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

     (a) Settlement. Upon settlement of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, shall be as the Committee determines, and the certificate for such shares shall bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee shall have the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant.

     3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right shall entitle the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

     (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, the performance factors applicable to the determination of the ultimate payment value of the Performance Unit Award and the period over which Company performance shall be measured. The Committee may provide for an alternate base value for each unit under certain specified conditions.

     (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market

Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee shall determine the factors which will govern the portion of the rights so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as Performance Share Awards.

     (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value on the date of payment) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

     (b) Conditions to Payment. Each Phantom Share granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.

                                   SECTION 4

                             RESTRICTIONS ON STOCK

     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement or Stock Incentive Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable

Stock Incentive Agreement or Stock Incentive Program shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                                   SECTION 5

                               GENERAL PROVISIONS

     5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2 Changes in Capitalization; Merger; Liquidation. (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Performance Unit Award, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

     (b) In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but shall not otherwise diminish the then value of the Stock Incentive.

     (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4 Compliance with Code. All incentive stock options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder shall be construed in such manner as to effectuate that intent.

     5.5 Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive shall confer upon any Participant the right to continue as an employee or officer of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment at any time.

     5.6 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

     5.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of

Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder shall be void.

     5.10 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

     5.11 Effective Date of Plan. The Plan shall become effective March 26, 1997, the effective date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's shareholders.

                                          SIMIONE CENTRAL HOLDINGS, INC.

                                          By:       /s/ GARY M. BREMER
                                            ------------------------------------

                                          Title:           Chairman/CEO
                                              ----------------------------------

ATTEST:

       /s/ JAMES A. TRAMONTE
--------------------------------------
Secretary

          [Corporate Seal]

                                                                       EXHIBIT C

                         SIMIONE CENTRAL HOLDINGS, INC.

                  1997 NONQUALIFIED FORMULA STOCK OPTION PLAN

     THIS INDENTURE is made effective the first day of January, 1997, by Simione Central Holdings, Inc., a Delaware corporation (hereinafter called the "Company");

                                  INTRODUCTION

     The Company is adopting the Simione Central Holdings, Inc. 1997 Nonqualified Formula Stock Option Plan (the "Plan") to provide nonemployee directors with non-qualified stock options ("Options"). The Board of Directors of the Company believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations of and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

                         SIMIONE CENTRAL HOLDINGS, INC.

                  1997 NONQUALIFIED FORMULA STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SECTION 1   DEFINITIONS.....................................    1
SECTION 2   ADMINISTRATION..................................    1
SECTION 3   ELIGIBILITY.....................................    2
SECTION 4   SHARES SUBJECT TO PLAN..........................    2
SECTION 5   FORMULA AND TERMS AND CONDITIONS................    2
SECTION 6   TERM OF PLAN....................................    3
SECTION 7   INDEMNIFICATION OF COMMITTEE....................    3
SECTION 8   AMENDMENT AND TERMINATION OF THE PLAN...........    3
SECTION 9   NO OBLIGATION TO EXERCISE OPTION................    4
SECTION 10  ADJUSTMENT IN OPTION SHARES AND EXERCISE
  PRICE.....................................................    4
SECTION 11  WITHHOLDING TAXES...............................    4
SECTION 12  RIGHTS AS A STOCKHOLDER.........................    4
SECTION 13  GOVERNING LAW...................................    5

                                   SECTION 1

                                  DEFINITIONS

     Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1 "Act" means the Securities Exchange Act of 1934.

     1.2 "Affiliate" means (a) an entity that directly or through one or more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

     1.3 "Agreement" means a stock option agreement, which is an agreement subject to the terms of the Plan.

     1.4 "Board of Directors" means the Board of Directors of the Company.

     1.5 "Code" means the Internal Revenue Code of 1986, as amended.

     1.6 "Committee" means the committee appointed by the Board of Directors to administer the Plan.

     1.7 "Director" means a director of the Company.

     1.8 "Employee" means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act and any consultant retained to provide services (other than in the capacity of a director) to the Company or an Affiliate.

     1.9 "Option" means an option to purchase Shares of the Company granted pursuant to and in accordance with the provisions of the Plan.

     1.10 "Optionee" means a Director who is granted an Option pursuant to and in accordance with the provisions of the Plan.

     1.11 "Option Shares" means Shares subject to and issued pursuant to an exercise of an Option granted under the Plan.

     1.12 "Share" means a share of Common Stock of the Company and/or any share or shares of stock of another corporation or corporations issued in exchange for a share of Common Stock of the Company as a result of a merger, consolidation or other adjustment to the capital structure of the Company.

                                   SECTION 2

                                 ADMINISTRATION

     2.1 Delegation to Committee. The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board of Directors. The Committee shall consist of at least one or more members of the Board of Directors who have not received a grant of an Option under the Plan which remains outstanding and who are not currently eligible to receive a grant of an Option under the Plan. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

     2.2 Committee Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. A quorum shall be present at any meeting of the Committee which a majority of the Committee members attend.

     2.3 Finality. The Committee shall have the authority in its sole discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. All actions of the Board of Directors and the Committee shall be final, conclusive, and binding upon the Optionees. No member of the Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder.

                                   SECTION 3

                                  ELIGIBILITY

     Directors who are not Employees shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.

                                   SECTION 4

                             SHARES SUBJECT TO PLAN

     4.1 The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed 50,000. The limitations established by this Section shall be subject to adjustment in accordance with the provisions of the Plan.

     4.2 In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

     4.3 In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subjected to Options under this Plan.

                                   SECTION 5

                        FORMULA AND TERMS AND CONDITIONS

     5.1 Each person who is not an Employee and first becomes a Director after the date hereof shall be granted an Option to purchase 10,000 Shares on the date the person becomes a Director.

     5.2 Each Director who is not an Employee will receive an annual grant equal to -0- Shares on the January 1 of each year he serves as a Director who is not an Employee.

     5.3 The exercise price of each share granted pursuant to an Option shall be the Fair Market Value of a Share on the first trading day preceding the day the Option is granted. "Fair Market Value" means:

          (1) the closing price at which Shares shall have been sold on the last trading date prior to that date as reported by the Nasdaq Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal,

          (2) if Shares are not traded on a securities exchange, but are reported by the Nasdaq Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for the last business day prior to that date as published in The Wall Street Journal,

          (3) if such market information is not published on a regular basis, the average of the high bid and low asked prices of Shares in the over-the-counter market on the last business day prior to that date, as reported by the Nasdaq Stock Market, or, if not so reported, by a generally accepted reporting service, or

          (4) if Shares are not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal provided that, for purposes of granting awards other than incentive stock options, Fair Market Value of the Shares may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the Shares (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

     5.4 Each Option granted pursuant to this Plan shall be authorized by the Committee, shall be evidenced by an Agreement and shall be subject to such additional terms as set forth in the Agreement.

                                   SECTION 6

                                  TERM OF PLAN

     The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan or the date the stockholders approve the Plan, unless sooner terminated by the Board of Directors pursuant to Section 8 hereof. The Company shall submit the Plan to its stockholders for approval within twelve (12) months of the adoption of the Plan by the Board of Directors.

                                   SECTION 7

                          INDEMNIFICATION OF COMMITTEE

     In addition to such other rights of indemnification that the members of the Committee may have, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Committee member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Committee member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

                                   SECTION 8

                     AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, optionees or eligible employees or directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an optionee with regard to his Options without his consent.

                                   SECTION 9

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Optionee to exercise the Option.

                                   SECTION 10

                 ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE

     If (i) the number of Shares shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (ii) the Company engages in a transaction for which the Committee determines an adjustment is appropriate, then the Committee may make an adjustment in the number and kind of Shares available for the granting of Options under the Plan. In addition, the Committee may, in its sole and absolute discretion, make an adjustment in the number, kind and price of Shares as to which outstanding Options, or the portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest is maintained as before the occurrence of the event. The adjustment in outstanding Options will be made without change in the total price applicable to the unexercised portion of the Option and, if necessary, with a corresponding adjustment in the Option price per share. Any fractional Shares resulting from such adjustments shall be eliminated. All adjustments made by the Committee under this Section shall be conclusive.

     Notwithstanding the foregoing paragraph, the Committee shall have the right to terminate the Options granted under the Plan in consideration of the payment to the Optionees of the difference between (a) and (b) where (a) equals the then Fair Market Value of the Option Shares to the extent vested and (b) equals the Option price of the Option Shares to the extent vested. Alternatively, upon termination of an Option granted under the Plan, the Committee may grant the Optionee a substitute option to acquire an equity interest in an Affiliate in the manner set forth in an Agreement.

                                   SECTION 11

                               WITHHOLDING TAXES

     Whenever the Company proposes or is required to issue Shares to an optionee who is or was an employee of the Company or a Subsidiary, or to his legatee or legal representative under this Plan, pursuant to the exercise of an Option granted under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.

                                   SECTION 12

                            RIGHTS AS A STOCKHOLDER

     An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.

                                   SECTION 13

                                 GOVERNING LAW

     The laws of the State of Georgia shall govern this Plan.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the day and year first above written.

                                          SIMIONE CENTRAL HOLDINGS, INC.

                                          By:       /s/ GARY M. BREMER
                                            ------------------------------------

                                          Title:        Chairman/CEO
                                             -----------------------------------

ATTEST:

By:      /s/ JAMES A. TRAMONTE
    ----------------------------------

Title:         Secretary
     ---------------------------------
[CORPORATE SEAL]

                                                                           ANNEX

                         SIMIONE CENTRAL HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Gary M. Bremer as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company, 6600 Powers Ferry Road, Atlanta, Georgia 30339, on June 21, 1997 at 10:00 A.M. and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated below.

1.   ELECTION OF DIRECTORS
     [ ]  FOR all nominees below                          [ ]   WITHHOLD AUTHORITY to vote
          (EXCEPT AS MARKED TO THE CONTRARY                     for all nominees below.
          BELOW).

     Gary M. Bremer, James R. Henderson, William J. Simione, Jr., Murali Anantharaman, Richard D. Jackson, and Barrett C. O'Donnell

INSTRUCTION: To withhold authority to vote for an individual nominee, print that nominee's name on the line provided below.

--------------------------------------------------------------------------------

   2. Approval of the amendment of the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's outstanding common stock, par value $.001 per share (the "Common Stock"), pursuant to which each two shares of Common Stock then outstanding will be converted into one share.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   3. Approval of the Simione Central Holdings, Inc. Omnibus Equity-based Incentive Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   4. Approval of the Simione Central Holdings, Inc., 1997 Non-Qualified Formula Stock Option Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

            THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

                  (continued and to be signed on reverse side)

                          (continued from other side)

   5. The ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ended December 31, 1997.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   6. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES, FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION, FOR THE APPROVAL OF THE OMNIBUS EQUITY-BASED INCENTIVE PLAN, FOR THE 1997 NON-QUALIFIED FORMULA STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                                Dated:                    , 1997
                                                       -------------------

                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                     Signature if held jointly

                                                   Please date, sign as name
                                                appears at the left, and return
                                                promptly. If the shares are
                                                registered in the names of two
                                                or more persons, each should
                                                sign. When signing as Corporate
                                                Officer, Partner, Executor,
                                                Administrator, Trustee or
                                                Guardian, please give full
                                                title. Please note any changes
                                                in your address alongside the
                                                address as it appears on the
                                                proxy.

  PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.